Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated August 22, 2025, to the current variable life prospectuses, initial summary prospectuses, updating summary prospectuses and modernized alternative disclosure annual notice documents for:

•	VUL Optimizer® (Series 166)
•	VUL Optimizer® (Series 160)
•	VUL Incentive Life Protect®
•	COIL Institutional Series® (Series 162)
•	COIL Institutional Series® (Series 160)
•	Equitable AdvantageSM
•	VUL Survivorship
•	VUL Legacy®
•	IncentiveLife Optimizer® III
•	Incentive Life Optimizer® II
•	Incentive Life Optimizer®
•	IncentiveLife Legacy® III
•	Incentive Life Legacy® II
•	Incentive Life Legacy®
•	Survivorship Incentive LifeSM Legacy
•	Incentive Life® ‘06
•	Incentive Life® ‘02
•	Incentive Life® (‘99)
•	Incentive Life Plus®
•	Incentive Life® (Original)
•	Champion 2000
•	Incentive Life® 2000
•	Corporate Owned Incentive Life®
•	Incentive Life® COLI
•	Incentive Life® COLI ‘04
•	Accumulator® LifeSM
•	Survivorship Incentive LifeSM ‘02
•	Survivorship Incentive LifeSM ‘99
•	IL Protector®
•	Survivorship 2000

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses, updating summary prospectuses and modernized alternative disclosure annual notice documents for variable life policies and in any supplements to those prospectuses, initial summary prospectuses, updating summary prospectuses and modernized alternative disclosure annual notice documents (collectively, the “Prospectuses” or “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or Supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The Portfolios discussed below may not be available in all policies. Please refer to your Prospectus for the current variable investment options and corresponding underlying Portfolios available under your policy.

The purpose of this Supplement is to provide you with information regarding certain Portfolio substitutions. As applicable to your policy, please note the following:

Substitution of underlying Portfolio Shares

Subject to all necessary regulatory and other approvals, effective on or about October 24, 2025, (the “Substitution Date”), pursuant to the terms of your variable life policy and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s statement on insurance product fund substitutions, shares of the Replacement Portfolios listed in the table below will be substituted for shares of the corresponding Removed Portfolios listed opposite their names at relative net asset value. Each of the Removed Portfolios currently serves as an underlying Portfolio for a variable investment option. At the time of the substitution, each impacted variable investment option will change its name to correspond to the Replacement Portfolio name. We will automatically direct any contributions, allocation elections, rebalancing or other transaction made using the old variable investment option name to the applicable new variable investment option name. Until each substitution occurs, the variable investment option that invests in the underlying Portfolio being substituted will be available for investment. You may continue to transfer your account value among the investment options prior to the substitution, as usual, including choosing to transfer your account value in an impacted variable investment option to other investment options under your policy. Once each substitution occurs, the variable investment option that invests in the underlying Portfolio that was substituted will no longer be available for investment and the remaining account value in the Removed Portfolio will be transferred to the Replacement Portfolio. You are permitted to make transfers out of each Removed Portfolio to one or more other Portfolios.

Note: We will not exercise any rights reserved by us under the policy to impose additional restrictions on transfers until at least 30 days after the Substitution Date, and any transfers out of a Replacement Portfolio during the 30-day period following the Substitution Date will not count against any limited number of transfers or a limited number of transfers permitted without a transfer charge, as applicable. Please contact the customer service center referenced in your Prospectus for more information about your variable investment options and for information on how to transfer your account value.

New Biz/Inforce-498 and MAD	Catalog No. 800236 (08/25)
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The Removed Portfolios (current underlying Portfolios) and corresponding Replacement Portfolios (new underlying Portfolios) are:

Removed Portfolio		Replacement Portfolio
AB VPS Relative Value Portfolio (Class B)	will be substituted for:	EQ/Large Cap Value Index (Class IB)
AB VPS Sustainable Global Thematic Portfolio (Class B)	will be substituted for:	1290 VT SmartBeta Equity ESG (Class IB)
ClearBridge Variable Mid Cap Portfolio (Class II)	will be substituted for:	EQ/Mid Cap Index (Class IB)
EQ/AB Sustainable U.S. Thematic (Class IB)	will be substituted for:	EQ/ClearBridge Large Cap Growth ESG (Class IB)
Fidelity® VIP Growth & Income Portfolio (Service Class 2)	will be substituted for:	EQ/Equity 500 Index (Class IA) (Class IB)
Invesco V.I. Main Street Mid Cap Fund® (Series II)	will be substituted for:	EQ/Mid Cap Index (Class IB)
Invesco V.I. Small Cap Equity Fund (Series II)	will be substituted for:	1290 VT GAMCO Small Company Value (Class IB)
MFS® Investors Trust Series (Service Class)	will be substituted for:	EQ/Fidelity Institutional AM® Large Cap (Class IB)
PSF PGIM Jennison Blend Portfolio (Class II)	will be substituted for:	EQ/ Equity 500 Index (Class IA)

For some period of time after each substitution occurs, you may still receive correspondence or documents using the corresponding substituted fund name.

Note: You will not bear any of the expenses related to the substitutions, and the substitution will have no tax consequences for you.

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